                                                                    EXHIBIT 23.2


                             Tauber & Balser, P.C.
                         3340 Peachtree Road, Suite 250
                             Atlanta, Georgia 30326



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference of our report dated February 12, 1999 included in the August 29, 2000 Form S-3, Amendment 5, of Log On America, Inc.


 /s/ Tauber & Balser, P.C.
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Tauber & Balser, P.C.
Atlanta, Georgia
August 29, 2000